                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934


       Date of Report (Date of earliest event reported)  August 7, 1998


                            KALAN GOLD CORPORATION
            (Exact name of Registrant as specified in its charter)



           Colorado                   0-25658                   84-1357927
           --------                   -------                   ----------
   (State or other jurisdiction     (Commission              (I.R.S. Employer
of incorporation or organization)   File Number)            Identification No.)




                              Tower I, Suite 340,
                            12835 E. Arapahoe Road
                           Englewood, Colorado 80112
                           -------------------------
             (Address of principal executive offices and Zip Code)



                                 (303) 706-1606
                                 --------------
              (Registrant's telephone number including area code)

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                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS

         The Registrant has granted an exclusive option for a period of three months, beginning June 1, 1998, to SAMAX Exploration Limited (SAMAX), a private British Virgin Islands company, to explore for gold on the Eskiman Concession, which is the concession which the Registrant holds jointly with Trio Gold Corp.(Trio) in the Western Region of Ghana. At the end of the option period, SAMAX will have a period of thirty days to notify the Registrant and Trio whether it wishes to proceed with a joint venture. Under such joint venture agreement, SAMAX can earn up to a 60% interest in the concession by undertaking a defined program of soil sampling, trenching, and mapping. The Registrant and Trio would share a 30% interest in the concession, with the remaining 10% to be owned by the Ghanian government. After SAMAX has earned its 60% interest, the Registrant and Trio would be required to contribute pro rata to continued exploration. In the event that the Registrant and Trio would decline to participate further, then SAMAX can increase its interest by acquiring an additional 1% for every $100,000US spent on the project up to a maximum of 70%. SAMAX also has the right to earn an additional 10% interest for additional financial contributions, up to a maximum of 80%. Once the final equity ownership has been fixed, the title to the Eskiman Concession would pass to the joint venture. The Agreement also contains buy-out provisions on the Concession, which may be exercised at the sole discretion of the Registrant and Trio. In any case, if the Concession is developed, SAMAX would become the manager and operation of all exploration, development, and mining activities.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KALAN GOLD CORPORATION



Dated: August 7, 1998                  By:    /s/ Sanford Altberger
                                          ------------------------------------
                                           Sanford Altberger
                                           President and Chief Executive Officer